Mariner Managed Futures Strategy Portfolio

Class 1 shares

Class 2 shares

a series of Northern Lights Variable Trust

Supplement dated November 10, 2016 to the Prospectus dated May 1, 2016 and Statement of Additional Information dated May 1, 2016

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On November 9, 2016, the shareholders of the Mariner Managed Futures Strategy Portfolio (the “Portfolio”) approved a new advisory agreement (with a higher advisory fee of 1.70% of the Fund’s average daily net assets) between the Portfolio and Monte Capital Group, LLC (the "Adviser"). Shareholders also authorized the Adviser to engage a sub-adviser (at the Adviser’s own expense) to assist in the management of the Portfolio’s futures strategy.

Because of the Portfolio’s asset level, when compared to prime broker and sub-adviser minimums, a sub-advised managed account strategy is not immediately feasible. Investors will be notified as soon as minimums are met. Accordingly, the Portfolio’s advisory fee will continue to be 0.96% of the Fund’s average daily net assets. The Portfolio will provide shareholders at least 30 days’ notice prior to increasing the advisory fee to 1.70% of the Fund’s average daily net assets, as approved by shareholders, and engaging a sub-adviser.

This Supplement, the Prospectus dated May 1, 2016 and the Statement of Additional Information dated May 1, 2016, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Portfolio at 1-855-542-4MHB(4642).

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